Exhibit 99.1

Applying the Science of Networking Enabling Cybersafe, Rapid Deployment Networking for All IoT “Things” and Locations For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. Investor Presentation November 2024

Disclaimer This Presentation is not an Offer or a Representation This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The information contained herein does not purport to be all - inclusive and Actelis nor any of its subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult with your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying solely upon the information contained herein to make any investment decision. The recipient shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making any investment decision. To the fullest extent permitted by law, in no circumstances will the Company or any of its subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved. Financial Information and Use of Non - GAAP Financial Measures. The financial information contained in this Presentation has been taken from or prepared based on our historical financial statements for the periods presented. This presentation includes certain non - GAAP financial measures. These non - GAAP measures are an addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to their nearest GAAP equivalent or any other performance measures derived in accordance with GAAP. We believe that these non - GAAP measures of financial results provide useful supplemental information to investors about Actelis. Our management uses forward - looking non - GAAP measures to evaluate our projected financials and operating performance. However, there are a number of limitations related to the use of these non - GAAP measures and their nearest GAAP equivalents. In addition, other companies may calculate non - GAAP measures differently, or may use other measures to calculate their financial performance, and therefore, our non - GAAP measures may not be directly comparable to similarly titled measures of other companies. Additionally, to the extent that forward - looking non - GAAP financial measures are provided, they are presented on a non - GAAP basis without reconciliations of such forward looking non - GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. FORWARD LOOKING STATEMENTS This Presentation contains forward - looking statements . In addition, from time to time, we or our representatives may make forward - looking statements orally or in writing . We base these forward - looking statements on our expectations and projections about future events, which we derive from the information currently available to us . Such forward - looking statements relate to future events or our future performance, including : our financial performance and projections ; our growth in revenue and earnings ; and our business prospects and opportunities . You can identify forward - looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms . Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under the heading “Risk Factors” and elsewhere in the final prospectus, dated May 16 , 2022 that we have filed with the U . S . Securities and Exchange Commission in connection with our initial public offering . Forward - looking statements are only predictions . The forward - looking events discussed in this Presentation and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us . We are not obligated to publicly update or revise any forward - looking statement, whether as a result of uncertainties and assumptions, the forward - looking events discussed in this document and other statements made from time to time by us or our representatives might not occur . Past performance is not indicative of future results . There is no guarantee that any specific outcome will be achieved . Investments may be speculative, illiquid and there is a total risk of loss . Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. See disclosures at the beginning. 2

COMPANY OVERVIEW

Actelis

Global IoT Market to Hit $1.8 Trillion in 2028 at 24.5% CAGR (1)

Smart City Market at $696 Billion by 2028 with CAGR of 29.3% (2)



Smart Traffic (ITS)	Smart City	Smart Rail	Military and Gov.	Power, Water, Oil	Industry, Education
Lights	Parking	Signaling	Perimeter security	Substations	Robotics
Cameras	Security	Obstacle detect	Weapons control	Generators	Warehouse
Lane Management	Wi-Fi	Controls	Energy	Oil/gas flow	Access control
Signs	Garbage	Security	Radars	Perimeter security	Security
V2V	Transportation	Ticketing	Airports	Water plants	Parking

(1) Facts and Factors Jan. 2022
(2) Grand View Research May. 2021

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

3

COMPANY OVERVIEW

Actelis

Actelis At a Glance – First Half of 2024

A Market Leader of Fiber-Grade, Cybersafe, Rapid Deployment IoT Networking

>300

Customers

Cities, Rail, Roads, Military

>$35M

Value of Actelis' IoT Previously Installed Base

In over 30 countries

30+

Global Patents

+More on-going new applications

46%

Year Over Year Revenue Growth vs. Q2-2023

58%

Gross Margin Year-To-Date

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

4

COMPANY OVERVIEW

IoT Communication Market at a Glance

>$1.8T

Global IoT Markets In 2028

Growing Exponentially

~100 Million Cameras/y alone

>70%

Connectivity takes up most of IoT budget and time

Gigabit

Speed, low latency, low cost, resilient, cyber-safe networking needed

Fiber

Implementation is slow, expensive, hard to reach locations

Wireless

Is limited, not reliable, not resilient, not cyber-safe, costly

Copper/Coax

Can existing Billions of lines extend safe, Fiber-Grade networking overnight?

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

5

COM P A N Y OV ER V IEW IoT Connectivity Modernization Needs Growing Exponentially Major efforts to Securely Connect Tens of Millions of Locations at High - Speed • Billions of devices currently connected with copper cables Historically low speed, low reliability, not secure • New Fiber Optic cables are being installed Reliable, fast, but expensive and slow to deploy • Wireless is getting faster Historically very low speed, lowest reliability and security For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 6

COMPANY OVERVIEW

Actelis

IoT Networks are Mixed: Fiber/Copper/Coax

Example

- Fiber is laid on existing poles @ ~$26K/Mile
- (work takes days/weeks)*


Easy to Reach Locations (70-90% of Locations)
Hard to Reach Locations (10-30% of Locations

- New Fiber needs boring, trenching, permits, right-of-way @$70K-$400K/Mile
- (work takes months)*

Actelis' Hybrid-Fiber Technology
Makes Existing Copper and Coax Perform at Fiber-Grade Level
All Media Types are Supported With Overnight Deployment
>50% Typical Time and Cost Savings

(*) – Analysis by Columbia Telecommunications Corporation

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

7

COMPANY OVERVIEW

Actelis

MetaLIGHT Unique Signal Processing and Encoding Software

Combining 100X Wire[5] Performance Boost with Triple-Shield Security

Unsynchronized Transmission

- **Lines interfering with other lines**
- **Suboptimal**
- **Unreliable**
- **Unsecure**


1600
5700
1728
1664
3792
3792
5600
1600

Synchronized Transmission

- **Lines supporting other lines**
- **Optimal**
- **Reliable**
- **Secure**


5300
5500
5200
5200
5584
5392
5568
5200

Individual Wires



Copper Cable

- Optimal synchronization of multi-line signals
- Elimination of interference to boost speed
- Data line coding for resilience, security (1)
- Multi-line scrambling for low latency, security (2)
- 256-bit encryption of transmission (3)
- Multi-line modulation for up to 10Gbps (4)
- Spectrally compliant reach extenders to 100Km
- Remote powering + Data to 4G/5G base stations



(1), (2), (3) – Components of Triple Shield Protection
(4) – 10Gbps available in 2023
(5) – Vs. single wire performance in cable

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

8

COMPANY OVERVIEW

Actelis' MetaLIGHT Building Blocks Enable Seamless Hybrid Networks

- **CONNECTIVITY:** High Performance, mix of Fiber, Copper, 5G
- **CYBER SAFETY:** Triple Shield Data Protection; and 360^0 System Security Software
- **UBIQUITY:** Supports all cameras, sensors, meters on new IP or legacy networks
- **HIGH DENSITY:** Packs up to 11 network functions in one device; saving space, power and cost
- **REMOTE POWERING Over Copper:** For cameras, sensors, 5G base stations, saving power connection cost
- **LOW-TOUCH NETWORK MANAGEMENT SW:** Automated Configuration, Zero touch provisioning


Perimeter Security
STOP
Guard Stations
Colle
Universities
Regional Medical Centers
Libraries
City Buildings
MetaLIGHT Switches
Remote Parking Lots
Railways
Powerlines and Substations
Wi-Fi
Gas, Oil, Water Pipelines
Schools

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

9

COMPANY OVERVIEW

Actelis

MetaLIGHT Software 360^0 System Level Security

Approved for Deployment by US DoD

- **Comprehensive, secure management access via advanced authentication, encryption mechanisms**

- **Triple-Shield Data Protection**
- **Highly secure, robust data transmission**
- **Scrambled, coded data packets over multiple conduits**
- **Advanced 256-bits Encryption**

- **Advanced source and/or destination filtering**
- **Defense against cyber hacking and DoS attacks**

- **Running on low-vulnerability operating platform**
- **Continuously updating system to ensure highest immunity**


MetaLIGHT
Management Protection (EMS)
Data
Protection
Switching
Protection

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

10

Up Multi - Dwelling Units – Starving For Gigabit, Fiber - Grade Connectivity Up to 10X cost savings Broadband deployed in just hours Ultra - G reen low power solution □ 23 million apartment buildings in the US, most >25 years old □ Need high - speed internet, too expensive and time consuming to put fiber □ GigaLine 900 enables Gigabit, Fiber - Grade connectivity, no fiber required in building

Cyber-Aware-Networking: SaaS Protection Through the Network Itself

Actelis

AI-Powered Cyber Protection and Operational Continuity for IoT Edge Devices

Leveraging the Presence of the Network to Sense and Stop Issues at Network Edge



- Detailed, continuous visibility of IoT devices' topology and health at network end-points
- Cyber attack & anomaly detection
- Option for auto-correct of vulnerabilities
- Documentation, performance tracking and compliance reports

Multi-Year Solution Strategy

Be Everywhere, then Climb Up the Food Chain


Edge Computing for Video, Data
Advanced Cyber Protection for Applications/Users
Buildings/Campus/5G High Speed Connectivity up to 10Gbps
256-bit Encrypted, Cyber-Safe Hybrid IoT Building Blocks
IoT Hybrid Building Blocks : Traffic/Utility/City/Rail/Federal and Military
2020
2021
2022
2023
2024
2025 and on
Any Media Connectivity
Ubiquity: Meet all IoT needs
Reach Gigabit Speed
CYBER AWARE NETWORKING
Advanced Edge Applications

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

13

COMPETITIVE OVERVIEW

Our Real-Life Solutions Offer Significant Competitive Advantages

Leading Unique Real-Life Hybrid Offering


Copper Networks
Performance
High
Low
Security
Low
High


Fiber Networks
Performance
High
Low
Security
Low
High


Real Life Hybrid Networks
Time/cost per bit
Low
High
Security
Low
High

Actelis' solutions offer significant competitive advantages in performance and security layers in both Fiber and copper. When combined into real-life hybrid copper-fiber networks, they offer higher security, faster deployment and lower cost.

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

14

COMPANY OVERVIEW

Actelis

Customers that Already Trust Actelis' Solutions

SMART GRID

- PG&E
- e.on
- Duquesne Light – Our Energy…Your Power
- Verbund Energy Austria
- avacon
- Harzwasserwerke – herrlich weiches Wasser

SMART CAMPUS

- embc – connecting people to learning – East Midland BB Consortium UK
- Stanford Universi ty

SMART TRANSPORTATION

- JR Central – Central Japan Railway Company
- The Alaska Railroad – Anchorage, Alaska
- autobahn
- SBB CFF FFS – Swiss rail
- autostrade per l'italia
- CN – Canadian rail
- Trenitalia
- Transport Scotland – Còmhdhail Alba
- SITA
- highways england
- NEXCO
- OCTA – Orange County Transportation Authority

SMART CITY

- New York City DOT
- City of Los Angeles – Founded 1781
- Broward County Florida
- City of Vancouver
- Montgomery County Maryland
- Comune di Milano
- DC.gov
- City of Elk Grove California
- The City of El Paso Texas
- City of Frankfurt
- Sacramento County
- seattle.gov
- City of Fremont
- Fort Worth
- City of Las Vegas Nevada
- City of San Jose – Capital of Silicon Valley

Gov, MILITARY & POLICE

- CA.gov
- United States Navy
- Federal Aviation Administration
- Naval Base San Diego
- United States Air Force Chaplain Corps
- Police – Belgian Police
- Japanese Army
- BWI – IT für Deutschland

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

15

Recent News and featured articles For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 16

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. Financial Results Highlights $0.8 $2.54 Q3 - 2023 Q 3 - 2 0 24 Qua r t e r ly R e vneues 200% YoY Growth $4.6 $6.7 Q3 YTD 2023 Q3 YTD 2024 First Nine Months Revneues 46% YoY Growth $M % Q3 YTD 2023 $1.5 34% Q3 YTD 2024 $3 . 9 5 Operating Ex pe Q3 Y $M Gross Margin Q3 - 2024 Q3 - 2023 (41%) ($0.5) ($0.9) Q3 YTD 2024 Q3 YTD 2023 (41%) ($2.6) ($4.4) ( 87% ) Q 3 - 202 3 ($1.8) Q3 YTD 2023 ($4.6) Q 3 - 202 4 ($0.2) Q3 YTD 2024 ($2.0) ( 56% ) EBITDA Net Loss Liquidity: • $5 million raised in June • Long - term debt repaid • Shareholder Equity back to compliance • Shelf Prospectus effective, ATM facility in place

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. Yoav Efron Deputy CEO, CFO yoave @ac t eli s . c om Investor Relations ARX - Capital Markets Advisors actelis@arxadvisory.com 18 Contact Information